UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant    ☐

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

VITESSE SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VITESSE SEMICONDUCTOR CORPORATION
741 Calle Plano
Camarillo, CA 93012
(805) 388-3700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on January 28, 2003

Dear Vitesse Stockholder:

The ANNUAL MEETING OF STOCKHOLDERS (the “Annual Meeting”) of Vitesse Semiconductor Corporation (“Vitesse” or the “Company”), a Delaware corporation, will be held on

TUESDAY, JANUARY 28, 2003 AT 10:30 A.M. AT THE
HYATT WESTLAKE PLAZA HOTEL
880 SOUTH WESTLAKE BOULEVARD
WESTLAKE VILLAGE, CALIFORNIA 91361

Only stockholders who owned stock at the close of business on December 3, 2002 can vote at this meeting or any adjournments that may take place. At the meeting we will:

1.  Elect a Board of Directors.

2.  Approve the appointment of our independent auditors for fiscal 2003.

3.  Attend to other business properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the two proposals outlined in this Proxy Statement.

If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

At the meeting we will also report on Vitesse’s fiscal 2002 business results and other matters of interest to stockholders.

Vitesse recently mailed a copy of its 2002 Annual Report to all stockholders. The approximate date of mailing for this notice, proxy statement and proxy card is December 18, 2002.

THE BOARD OF DIRECTORS

December 18, 2002
Camarillo, California

YOUR VOTE IS IMPORTANT

In order to assure your representation at the Annual Meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please reference the information on page 1, “How do I vote?” for alternative voting methods.

VITESSE SEMICONDUCTOR CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
January 28, 2003

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Vitesse Semiconductor Corporation (“Vitesse” or the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, January 28, 2003, at 10:30 a.m., and at any adjournments that may take place.

The Annual Meeting will be held at the Hyatt Westlake Plaza Hotel located at 880 South Westlake Boulevard, Westlake Village, California 91361. Vitesse anticipates sending the proxy materials to stockholders on or about December 18, 2002.

The following is important information in a question-and-answer format regarding the Annual Meeting and this Proxy Statement.

Q:	What may I vote on?

A:	(1) The election of five nominees to serve on our Board of Directors.

(2)	The approval of the appointment of our independent auditors for fiscal 2003.

(3)	Any other business properly presented at the meeting.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends a vote FOR each of the director nominees and FOR the appointment of KPMG LLP as the Company’s independent auditors for fiscal 2003.

Q:	Who is entitled to vote?

A:
Stockholders as of the close of business on December 3, 2002 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 202,677,313 shares of the Company’s common stock were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date, except to the extent that such stockholder has properly requested cumulative voting rights with respect to the election of directors. Each stockholder who has properly requested cumulative voting rights is entitled to vote, with respect to the election of directors, the number of shares held by such stockholder on the Record Date multiplied by the number of directors to be elected.

Q:	How do I vote?

A:	There are three ways you can vote:

(1)	Sign and date each proxy card you receive and return it in the prepaid envelope.

(2)	Vote through the Internet or telephone voting system more fully described on your proxy card.

(3)
Vote in person at the Annual Meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

Q:	How can I change my vote or revoke my proxy?

A:
You have the right to revoke your proxy and change your vote at any time before the meeting by notifying the Company’s Secretary, or returning a later-dated proxy card, or by internet or telephone as more fully described on your proxy card. You may also revoke your proxy and change your vote by voting in person at the meeting.

Q:	What does it mean if I get more than one proxy card?

A:	It means you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q:	Who will count the vote?

A:
Representatives of EquiServe, the Company’s transfer agent, will count the votes and act as the Inspector of Election. The Company believes that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Q:	What is a “quorum”?

A:
A “quorum” is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:	Who can attend the Annual Meeting?

A:
All stockholders as of the Record Date can attend. If you wish to vote your shares at the Annual Meeting and your shares are held of record by a broker, bank or other nominee, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

Q:	How will voting on any other business be conducted?

A:
We do not know of any business to be considered at the 2003 Annual Meeting other than the proposals described in this proxy statement. However, because the Company did not receive notice of any other proposals to be brought before the meeting by November 4, 2002 (45 days prior to the month and day of last year when proxy materials for the 2002 Annual Meeting were mailed to stockholders), if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Louis R. Tomasetta, Vitesse’s President and Chief Executive Officer, and Eugene F. Hovanec, Vitesse’s Vice President, Finance and Chief Financial Officer, to vote on such matters at their discretion.

Q:	Are there any beneficial owners of 5% or more of the Company’s Common Stock?

A:	To the knowledge of the Company, there are no beneficial owners of five percent or more of the outstanding shares of Common Stock as of September 30, 2002.

Q:	How and when may I submit proposals for the 2004 Annual Meeting?

A:
To have your proposal included in the Company’s Proxy Statement for the 2004 Annual Meeting, you must submit your proposal in writing by August 20, 2003, to the Company’s Secretary, c/o Vitesse Semiconductor Corporation, 741 Calle Plano, Camarillo, California 93012. If you submit a proposal for the

2004 Annual Meeting after November 3, 2003, the proxy for the 2004 Annual Meeting may confer upon management discretionary authority to vote on your proposal.

You should also be aware of certain other requirements you must meet to have your proposal included in the Company’s Proxy Statement for the 2004 Annual Meeting that are explained in Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Q:	How much did this proxy solicitation cost?

A:
Georgeson Shareholder Communications, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $7,000, plus certain out-of-pocket expenses. We also reimburse brokerage houses and persons representing beneficial owners of shares for their reasonable out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Certain of the Company’s directors, officers or employees may also solicit proxies in person, by telephone, or by electronic communications but they will not receive any additional compensation for doing so.

PROPOSALS YOU MAY VOTE ON

Proposal 1:    Election of Directors

The Board has nominated Vincent Chan, Ph.D., James A. Cole, Alex Daly, John C. Lewis and Louis R. Tomasetta, Ph.D. for re-election to the Board this year. Pierre Lamond, who served as the Company’s Chairman of the Board since 1987, announced his resignation and retirement in December 2002, at which time John C. Lewis was appointed Chairman of the Board. The Board approved an amendment to the bylaws in December 2002 that reduced the definite number of directors to five. Detailed information on each of the Company’s nominees is provided on page 6. All directors are elected annually and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. We expect that each nominee listed on page 6 will be able and will not decline to serve as a director.

Vote Required; Recommendation of the Board of Directors

With respect to the election of directors, stockholders have the right to cumulate votes, which means that the stockholder may cast for any candidate a number of votes greater than the number of votes which such stockholder normally is entitled to cast. The number of votes a stockholder may cast is equal to the number of shares held by such stockholder multiplied by the number of directors to be elected. Each stockholder may give all such votes to one candidate or distribute such votes among the candidates as the stockholder chooses.

In order to exercise cumulative voting rights, the candidates’ names must have been properly placed in nomination and the stockholder must give notice at the Annual Meeting of the stockholder’s intention to vote cumulatively prior to the commencement of voting. Any stockholder who has not properly requested cumulative voting shall be entitled to one vote per share.

The five candidates receiving the highest number of affirmative votes of shares entitled to vote for them will be elected to the Company’s Board of Directors. Abstentions and withheld votes will have a negative effect on the election of directors, and pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN.

Proposal 2:    Approval of the Appointment of KPMG LLP as Independent Auditors

The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP (“KPMG”) as our independent auditors for fiscal 2003 subject to your approval. KPMG has served as our independent auditors since 1989. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They also may make a statement.

Audit services provided by KPMG during fiscal 2002 included an audit of the Company’s consolidated financial statements, a review of the Company’s Annual Report and certain other filings with the Securities and Exchange Commission (“SEC”). In addition, KPMG provided various other services to the Company during fiscal 2002 as described below.

Audit Fees

The aggregate fees billed for professional services rendered by KPMG for the audit of our annual financial statements for the year ended September 30, 2002, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended September 30, 2002, were $235,000.

Financial Information Systems Design and Implementation Fees

No fees were billed by KPMG for financial information systems design and implementation during the year ended September 30, 2002.

All Other Fees

The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services, rendered by KPMG during the year ended September 30, 2002, were $1,271,500. These other services consisted of the following:

- Statutory Audits	$12,500
- Tax Services	$1,213,000
- SEC Filings	$46,000

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of KPMG.

Vote Required; Recommendation of the Board of Directors

The Board of Directors has conditioned its appointment of the Company’s independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and entitled to vote at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of KPMG, the appointment of the independent auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 2.

NOMINEES FOR THE BOARD OF DIRECTORS

Vincent Chan, Ph.D., Age 54, Director since 2000—Dr. Chan has served on the Massachusetts Institute of Technology’s faculty as the Joan and Irwin Jacobs Professor of Electrical Engineering and Computer Science, Aeronautics and Astronautics and as a member of the Operations Research Center since 1998. He is also the Director of MIT’s Laboratory for Information and Decision Systems. From 1995 to 1998, he was the Head of the Communications and Information Technology Division of MIT Lincoln Laboratory. Dr. Chan has over 25 years experience leading the development of advanced communication systems and networks.

James A. Cole, Age 60, Director since 1987—Mr. Cole has been a General Partner of Windward Ventures, L.P. since 1997. He was a General Partner of Spectra/New Enterprise Associates, a venture capital firm, from 1986 through 1997. He was a founder and Executive Vice President of Amplica, Inc., a GaAs microwave IC and sub-system company. Mr. Cole also serves as a director of Giga-Tronics, Inc. and a number of private companies.

Alex Daly, Age 41, Director since 1998—Mr. Daly was founder and has served as Chairman and Chief Executive Officer of Nutrophy, Inc., an online personalized nutrition company, since its inception in April 2002. From September 2001 through March 2002 he was on personal sabbatical. From May 2000 to August 2001, Mr. Daly was Chairman, President and Chief Executive Officer of Arcsight, Inc., an enterprise network security management company. From February 2000 through April 2000 he was on personal sabbatical. From January 1998 through January 2000, Mr. Daly was President and Chief Executive Officer of Cygnus Solutions, a developer of software tools. From 1995 through 1997, he served as Sr. Vice President of Marketing and then Sales at C-Cube Microsystems, a manufacturer of integrated circuits. Prior to that, Mr. Daly served at Intel Corporation, most recently as director of marketing for the mobile computing group.

John C. Lewis, Age 67, Director since 1990 (Chairman since December 2002)—Mr. Lewis served as Chairman of the Board of Directors and Chief Executive Officer of Amdahl Corporation, a manufacturer of large, general purpose computers, storage systems, software products and consulting services from August 1977 to March 2001. Before joining Amdahl in 1977, he was President of Xerox Business Systems. Mr. Lewis also serves as a director of Cypress Semiconductor Corporation and Pinnacle Systems.

Louis R. Tomasetta, Ph.D., Age 54, Director since 1987—Dr. Tomasetta, a co-founder of the Company, has been President, Chief Executive Officer and a Director since the Company’s inception in February 1987. From 1984 to 1987, he served as President of the integrated circuits division of Vitesse Electronics Corporation. Prior to that he was the director of the Advanced Technology Implementation department at Rockwell International Corporation. Dr. Tomasetta has over 25 years experience in the management and development of semiconductor businesses, products, and technologies. Dr. Tomasetta also serves as a director of a number of private companies.

BOARD MEETINGS AND COMMITTEES

The Company’s Board usually meets five times a year in regularly scheduled meetings, but will meet more often if necessary. The Board held six (6) meetings during fiscal 2002 and all of the directors attended at least 75% of the Board meetings of which they were members.

The full Board considers all major decisions of the Company. During fiscal 2002, the Board had the following three standing committees, each of which was chaired by an outside director:

The Compensation Committee

The Compensation Committee has the following responsibilities:

•	oversees the Company’s compensation and benefits policies generally;

•	evaluates senior executive performance and reviews the Company’s management succession plan; and

•	oversees and sets compensation for the Company’s senior executives.

In December 2002, the Board adopted a new Compensation Committee Charter, which is posted on the Company’s website at www.vitesse.com.

During fiscal 2002, the Committee, which consisted of Vincent Chan, Alex Daly and Pierre R. Lamond (Chairman), met four (4) times and all members attended at least 75% of the meetings. Upon Mr. Lamond’s resignation from the Board in December 2002, Mr. Alex Daly was appointed Chairman of the Compensation Committee and Mr. James A. Cole was appointed a member of the Compensation Committee. All members of the Compensation Committee in fiscal 2002 and all current members of the Compensation Committee are independent as defined by the listing standards of the National Association of Securities Dealers.

The Audit Committee

The Audit Committee assists the Board in its oversight of the following:

•	the integrity of the financial statements of the Company;

•	the qualifications, independence and performance of the Company’s independent auditors;

•	the performance of the Company’s internal audit function; and

•	compliance by the Company with legal and regulatory requirements.

In December 2002, the Board adopted a new Audit Committee Charter, which is attached hereto as Appendix A and is also posted on the Company’s website at www.vitesse.com.

During fiscal 2002, the Committee, which consisted of James A. Cole, Pierre R. Lamond and John C. Lewis, met seven (7) times and all members attended at least 75% of the meetings. Upon Mr. Lamond’s resignation from the Board in December 2002, Mr. John C. Lewis was appointed Chairman of the Audit Committee and Mr. Alex Daly was appointed a member of the Audit Committee. All members of the Audit Committee in fiscal 2002 and all current members of the Audit Committee are independent as defined by the listing standards of the National Association of Securities Dealers.

The Nominating and Corporate Governance Committee

In April 2002, the Board established a Nominating Committee. In December 2002, the Board renamed the committee the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the following responsibilities:

•
identifies individuals qualified to become Board members, and recommends to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings;

•	recommends directors for appointment to Board committees;

•	evaluates Board performance;

•	oversees and sets compensation for the Company’s directors; and

•	develops and recommends to the Board the Corporate Governance Guidelines and Code of Business Conduct and Ethics of the Company.

In December 2002, the Board adopted a new Nominating and Corporate Governance Committee Charter and also adopted Corporate Governance Guidelines and a Code of Business Conduct and Business Ethics, each of which is posted on the Company’s website at www.vitesse.com.

The Committee, which consists of Vincent Chan, James A. Cole (Chairman) and John C. Lewis, did not meet during fiscal 2002 but plans to meet at least once a year or more often as it determines is appropriate to carry out its responsibilities under its charter. Stockholders may recommend nominees to the Board by contacting the Secretary of the Company in writing at the following address: Secretary, Vitesse Semiconductor Corporation, 741 Calle Plano, Camarillo, California 93012.

DIRECTOR COMPENSATION

Non-employee directors receive $2,000 for each Board meeting attended in person and $1,000 for each meeting attended by telephone. Directors are also reimbursed for customary and usual travel expenses.

During fiscal 2002, Mr. Lamond, Chairman of the Board, was granted an option to purchase 60,000 shares of common stock and Messrs. Chan, Cole, Daly and Lewis each were granted an option to purchase 40,000 shares of common stock at an exercise price of $12.43.

All non-employee directors participate in the Company’s 2001 Stock Incentive Plan (the “2001 Plan”) approved by our stockholders on January 23, 2001. Under the 2001 Plan, each year beginning in 2002, each non-employee director will receive nonstatutory options to purchase 40,000 shares (except for the Chairman, who will receive options to purchase 60,000 shares). These options are for a ten-year term and become available for purchase in installments of two percent of the total number of shares granted at the end of each month beginning January 31 after the date of grant. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date of grant of the option. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within six months after termination by death or disability, or (3) within three months after the individual’s term as director ends.

Employee directors receive no compensation for serving on the Board other than their employee compensation.

STOCK PERFORMANCE GRAPH

The following performance graph compares the cumulative total stockholder return on the Company’s common stock with the NASDAQ Stock Market-U.S. Index and the NASDAQ Electronics Components Index from market close on the last trading day in September 1997 through September 30, 2002. The graph is based on the assumption that $100 was invested in each of the Company’s common stock, the NASDAQ Stock Market-U.S. Index and the NASDAQ Electronic Components Index on September 30, 1997.

The stock price performance graph depicted below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. The stock price performance on the graph is not necessarily an indicator of future price performance.

Comparison of Five-Year Cumulative Total Return*
among Vitesse Semiconductor Corporation,
the NASDAQ Stock Market (U.S.) Index
and the NASDAQ Electronics Components Index

PRINCIPAL OWNERSHIP
OF VITESSE SEMICONDUCTOR CORPORATION
COMMON STOCK

The following table sets forth certain information known to the Company with respect to beneficial ownership of common stock as of September 30, 2002 by the directors, the Named Executive Officers listed on page 11, and all directors and executive officers as a group. To the knowledge of the Company, there are no beneficial owners of five percent or more of the outstanding shares of common stock as of September 30, 2002.

Principal Stock Ownership(1)

Name of Individuals or Identity of Group	Shares Owned Beneficially		Shares Exercisable Within 60 Days of Sept. 30, 2002	Total Shares Beneficially Owned Plus Exercisable Within 60 Days of Sept. 30, 2002	Percent of Total
Louis R. Tomasetta	770,308	(2)	2,357,000	3,127,308	1.5%
Eugene F. Hovanec	263,855		518,008	781,863	*
Ira Deyhimy	386,023		278,168	664,191	*
Christopher Gardner	130,349		584,600	714,949	*
Pierre R. Lamond(3)	285,750		204,000	489,750	*
James A. Cole	133,700		241,600	375,300	*
John C. Lewis	40,000		140,800	180,800	*
Alex Daly	0		138,400	138,400	*
Vincent Chan	0		62,800	62,800	*
Richard Riker	10,000		45,000	55,000	*
All executive officers and directors as a group (11 persons)	2,098,136		4,734,776	6,832,912	3.4%

*	Less than 1%
(1)	All share information has been adjusted to reflect a 3 for 2 stock split on February 12, 1997, a 2 for 1 stock split on May 26, 1998, and a 2 for 1 stock split on October 20, 1999.
(2)	Includes an aggregate of 126,000 shares held for his children, pursuant to the Transfer to Minors Act and as to which Dr. Tomasetta has voting and investment power.
(3)	Mr. Lamond resigned from his position on the Board of Directors on December 17, 2002.

COMPENSATION OF EXECUTIVE OFFICERS

The following is a summary of information regarding compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of September 30, 2002. These five individuals are the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus(1)	Other Annual Compensation(2)		Number of Securities Underlying Options
LOUIS R. TOMASETTA	2002	$329,808		$346,913	—		1,925,048
President & Chief Executive Officer	2001	316,827		638,663	—		1,200,000
	2000	275,000		406,655	—		600,000

EUGENE F. HOVANEC	2002	212,019		227,070	—		533,245
Vice President, Finance & Chief Financial	2001	203,798		439,020	—		300,000
Officer	2000	180,000		296,937	—		200,000

RICHARD RIKER	2002	200,000		—	139,293	(3)	40,000
Vice President, Sales & Marketing	2001	57,692	(4)	—	—		400,000
	2000	—		—	—		—

CHRISTOPHER GARDNER	2002	188,461		116,412	—		442,885
Vice President & General Manager,	2001	180,769		229,137	—		200,000
Telecom Division	2000	150,000		167,246	—		120,000

IRA DEYHIMY	2002	164,904		81,699	—		197,524
Vice President, Business Development	2001	157,548		162,374	—		50,000
	2000	150,577		116,394	—		90,000

(1)
Amounts paid in each year are for bonuses earned in previous years. No bonuses were earned for fiscal 2001 or fiscal 2002. Bonus amounts paid in fiscal 2002 were earned in fiscal 1999 and 2000 and are being paid according to a deferred payment schedule.

(2)
Excludes certain expenses which, for any Named Executive Officer, did not exceed the lesser of $50,000 or 10% of the compensation reported in the above table, and which, for all Named Executive Officers as a group, did not exceed the lesser of $50,000 times the number of Named Executive Officers or 10% of all Named Executive Officers’ annual salaries and bonuses reported in the above table.

(3)	Reimbursement for relocation expenses.
(4)	Includes salary from hire date, June 2001, through 2001 fiscal year end.

The following table presents additional information concerning the option awards shown in the Summary Compensation Table for fiscal year 2002. These options to purchase common stock were granted to the Named Executive Officers under the Company’s 2001 Stock Incentive Plan on October 2, 2001 and expire on October 2, 2011. Except as indicated in the footnotes below, all options in the table below vest in equal annual installments over a four to six year period.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options		% of Total Securities Underlying Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(1)
Name						5%	10%
Louis R. Tomasetta	1,925,048	(2)	12.66%	$7.27	10/02/11	$8,801,443	$22,304,583

Eugene F. Hovanec	533,245	(3)	3.51%	7.27	10/02/11	2,438,030	6,178,447

Richard Riker	40,000		0.26%	7.27	10/02/11	182,883	463,460

Christopher Gardner	442,885	(4)	2.92%	7.27	10/02/11	2,024,899	5,131,490

Ira Deyhimy	147,524	(5)	0.97%	7.27	10/02/11	674,489	1,709,288

	50,000	(6)	0.33%	7.27	10/02/11	228,603	579,325

(1)
These dollar amounts are not intended to forecast future appreciation of the common stock price. Named Executive Officers will not benefit unless the common stock price increases above the stock option exercise price. Any gain to the Named Executive Officers resulting from common stock price appreciation would benefit all stockholders.

(2)	Includes an option to purchase 5,048 shares which vests in full on December 31, 2002.
(3)	Includes an option to purchase 3,245 shares which vests in full on December 31, 2002.
(4)	Includes an option to purchase 2,885 shares which vests in full on December 31, 2002.
(5)	Includes an option to purchase 2,524 shares which vests in full on December 31, 2002.
(6)
The option vests and becomes exercisable on December 31, 2002 if certain revenue targets are met with respect to the Company’s Optical Systems Division in San Jose, California. If such performance criteria are not met by December 31, 2002, the option does not vest or become exercisable until December 31, 2010.

The following table shows information for the Named Executive Officers concerning stock options exercised during fiscal 2002 and stock options unexercised at the end of fiscal year 2002.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-end Option Values

	Number of Shares Acquired on Exercise	Value(1) Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Louis R. Tomasetta	25,312	$209,544	1,695,000	3,655,048	$0.00	$0.00

Eugene F. Hovanec	—	—	336,008	971,245	0.00	0.00

Richard Riker	—	—	45,000	395,000	0.00	0.00

Christopher Gardner	65,000	482,233	450,600	778,385	0.00	0.00

Ira Deyhimy	—	—	211,668	333,356	0.00	0.00

(1)	Value realized is the difference between the option exercise price and the fair market value of the Company’s common stock at the date of exercise multiplied by the number of options exercised.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2002, with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans. The table does not include information with respect to shares subject to outstanding options granted under the equity compensation plans assumed by the Company in connection with acquisitions of the companies which originally granted those options. Footnote (5) to the table sets forth the total number of shares of the Company’s common stock issuable upon the exercise of those assumed options as of September 30, 2002, and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

	A		B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans approved by Stockholders(1)	37,302,782	(3)	$14.24	5,842,041	(4)
Equity Compensation Plans not approved by Stockholders(2)	1,625,891		$13.83	1,409,189
Total(5)	38,928,673		$14.22	7,251,230

(1)	Consists of the 2001 Stock Incentive Plan, the 1991 Stock Option Plan, the 1991 Director’s Stock Option Plan, the 1989 Stock Option Plan, and the 1991 Employee Stock Purchase Plan.
(2)
Consists of the 1999 International Stock Option Plan and several other immaterial plans. Options of these plans generally vest and become exercisable at the rate of 25% per year. The exercise price of all stock options must be at least equal to the fair market value of the common stock on the date of grant; if not, then deferred compensation and amortized over the vesting period. The term of options is generally 10 years.

(3)
Excludes purchase rights accruing under the Company’s 1991 Employee Stock Purchase Plan. Under the Purchase Plan, each eligible employee may purchase shares of the Company’s common stock at six-month intervals at 85% of the lower of the fair market value at the beginning and end of each interval. Employees purchase such stock using payroll deductions and annual contributions which may not exceed 20% of their compensation, including commissions and overtime, but excluding bonuses.

(4)
Includes shares available for future issuance under the 1991 Employee Stock Purchase Plan. As of September 30, 2002, 4,719,158 shares of common stock were available for issuance under the Purchase Plan.

(5)
The table does not include information for equity compensation plans assumed by the Company in connection with acquisitions of the companies which originally established those plans. As of September 30, 2002, a total of 2,069,180 shares of the Company’s common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those options outstanding is $9.85 per share. No additional options may be granted under those assumed plans.

Summary Description of Equity Compensation Plans Not Approved by Stockholders

Vitesse International, Inc. 1999 International Stock Option Plan

The Vitesse International, Inc. 1999 International Stock Option Plan was adopted by the Board of Vitesse International, Inc., a subsidiary of the Company, in 1999 and was last amended in October 2001. The plan reserves for issuance 2,750,000 shares of the Company’s common stock pursuant to the exercise of options granted under the plan. As of December 11, 2002, there were outstanding options to purchase 2,495,478 shares under the plan. The number of shares available for future grant and previously granted but unexercised options are subject to adjustment for stock splits, stock dividends, combinations or reclassifications or other changes in the Company’s capitalization as described in the plan. Employees, including officers, and consultants of the Company and any subsidiary of the Company are eligible to participate in the plan. No options may be granted to non-employee directors. Generally, only non-U.S. employees of the Company or its subsidiaries have been granted options under the plan.

Options granted under the plan generally vest as to 25% of the shares subject to option on the first anniversary of the vesting commencement date and as to 25% annually thereafter. Terms of exercisability are determined by Vitesse International’s Board of Directors at the time of grant, but in no event may the exercisability date be delayed by more than 10 years from the date of grant. If an optionee’s status as an employee or consultant terminates for any reason (including the death or disability of the optionee), the option remains exercisable for a fixed period of time not to exceed six months but only to the extent the optionee was entitled to exercise such options on the date of termination.

When an option is exercised under the plan, Vitesse International purchases from the Company shares of the Company’s common stock for delivery to the optionee. The purchase price paid by Vitesse International is the fair market value of the shares on the date the exercise notice was received from the optionee.

In the event of a merger of the Company with or into another corporation, options granted under the plan shall be assumed or substituted by the successor company or, if the successor company does not agree to such assumption or substitution, shall become exercisable prior to the merger for a limited period of time, after which time the options shall terminate.

The Board of Directors of Vitesse International administers the plan, determines the terms of options granted under the plan in accordance with the terms of the plan, and has the power to interpret the plan. The plan expires by its terms in 2009 unless earlier terminated by the plan administrator.

Other Arrangements

The Company is a party to option agreements, which were entered into during fiscal 2000 and 2001 with seven employees, one of whom has recently left the Company. Pursuant to the agreements, the Company granted the employees options to purchase an aggregate of 74,783 shares, subject to adjustment for stock splits, stock dividends, combinations or reclassifications or other changes in the Company’s capitalization. The options were granted at the fair market value of the Company’s common stock on the respective grant dates. The weighted average exercise price of the options granted under the agreements is $46.78. Options granted under the agreements vest in equal annual installments over the four year period following the respective grant dates. If the employee is terminated for “cause” (as defined in the agreement), the option remains exercisable to the extent vested for a three-month period following termination. If the employee is terminated without “cause”, the option will become fully vested and exercisable during the three-month period following the date of termination. With respect to the employee who recently left the Company, the exercise period on his options will end in March 2003. Under the agreements, if the optionee’s status as an employee ends due to death or disability, options granted under the agreement may be exercised within the 12-month period from the date of termination to the extent the option was exercisable on the date of termination. In the event of a merger of the Company with or into another corporation or a sale of substantially all the assets of the Company, options granted under the agreements shall be assumed or substituted by the successor company or, if the successor company does not agree to such assumption or substitution, shall become exercisable prior to the merger for a limited period of time, after which time the options shall terminate.

Additionally, the Company is a party to option agreements that were entered into during fiscal 1999 with two employees, both of whom have left the Company. Pursuant to the agreements, the Company granted the employees options to purchase an aggregate of 11,537 shares, subject to adjustment for stock splits, stock dividends, combinations or reclassifications or other changes in the Company’s capitalization. The options were granted at an exercise price of $.50, which was below fair market value of the Company’s common stock on the grant date. Options granted under the agreements vest in equal installments over the four year period following the grant date. The two employees were terminated without “cause” (as defined in the agreement) and therefore per the terms of the agreements, the options will continue to vest according to the original vest schedule until fully vested in July 2003, after which time the optionees will have three months to exercise to the extent they are so entitled. The exercise period for these options will end in October 2003. In the event of a merger of the Company with or into another corporation or a sale of substantially all the assets of the Company, options granted under the agreements shall be assumed or substituted by the successor company or, if the successor company does not agree to such assumption or substitution, shall become exercisable prior to the merger for a limited period of time, after which time the options shall terminate.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors consists of three non-employee directors. The Committee reviews and approves salaries, bonuses and other benefits payable to the Company’s executive officers. It also administers the Company’s employee stock option and employee stock purchase plans.

Compensation Goals

The Compensation Committee establishes compensation for executive officers to align with business objectives and performance and to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company’s compensation programs, including those for executive officers, share these characteristics:

•
The Company pays competitively.    The Company offers a compensation program, including competitive base salaries and, where appropriate, relocation benefits, to attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other leading companies in the industry.

•
The Company pays for relative sustained performance.    Executive officers are rewarded based upon corporate, departmental, and individual performance. Corporate and departmental performance are evaluated by reviewing whether strategic and business plan goals are met. Individual performance is evaluated by measuring organizational progress against set objectives.

•
The Company strives for fairness to achieve a balance in compensation paid to the executives within the Company and in comparable companies. It believes that the contributions of each member of the executive staff are vital to the success of the Company.

•
The Company believes that employees should understand the performance evaluation and compensation programs. At the beginning of the performance cycle, key quarterly and annual objectives are set for each officer. The chief executive officer gives ongoing feedback on performance to each officer. At the end of the performance cycle, the Compensation Committee evaluates the accomplishments of the key objectives in making its decisions on merit increases and stock option grants.

Compensation Components

The Company’s compensation program, which consists of cash- and equity-based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance stockholder value, motivate technological innovation, and reward executive officers and other employees. The components are:

Cash-Based Compensation:

•	Salary The Committee sets base salary for officers by reviewing the compensation levels for similar positions in comparable companies in the industry.

•
Bonus    Under the Company’s bonus plan, bonuses for eligible executive officers are generally paid as a percentage of their base salary and on the basis of the achievement of certain individual and corporate financial goals. The bonuses actually earned by each individual during any fiscal year are to be paid in successive years. In fiscal 2001 and 2002, no bonuses were earned under the officer’s bonus plan.

Equity-Based Compensation:

Stock options provide additional incentives to officers to work to maximize stockholder value. The options become available for purchase over a defined period to encourage officers to continue their employment with the Company. In line with its compensation philosophy, the Company grants stock options to employees at all levels of the organization based on each individual’s contribution to the Company. Options granted to executive officers during fiscal 2002 are discussed below.

Chief Executive Officer Compensation

Louis R. Tomasetta has been President and Chief Executive Officer of the Company since its incorporation in 1987. His total compensation consists of base salary, bonus and employee stock options. In determining Mr. Tomasetta’s compensation, the Committee evaluates:

•	Corporate performance, principally revenue and operating profit goals

•	His individual performance

•	Compensation paid to other executive officers of the Company

•	Compensation paid to chief executive officers of comparable companies

In light of the difficult economic environment for the Company and the telecommunication equipment industry generally, for fiscal 2002 the Compensation Committee did not increase the salary of Mr. Tomasetta or the Company’s other executive officers from the salary levels set during fiscal 2001 and no bonuses were earned by Mr. Tomasetta or other executive officers in fiscal 2001 or 2002. In compensation for a salary reduction program instituted during fiscal 2001 pursuant to which Mr. Tomasetta’s salary was reduced by $7,300 on a monthly basis, on October 2, 2001, the Compensation Committee approved the grant of an option to purchase 5,048 shares at an exercise price of $7.27 per share to Mr. Tomasetta, which vests as to 100% of the shares subject to such options on December 31, 2002. Similar grants were made to other executive officers in connection with the management salary reduction program. In addition, the Compensation Committee determined that the retention and incentive value to the Company of an option to purchase 600,000 shares at an exercise price of $35.9063 per share granted to Mr. Tomasetta in fiscal 2000 and an option to purchase 1,200,000 shares at an exercise price of $17.4375 per share granted to Mr. Tomasetta in fiscal 2001 had been severely eroded as a result of the decline in the Company’s stock price since such grants were made. In an effort to strengthen the retention and incentive value of Mr. Tomasetta’s equity compensation, the Compensation Committee approved the grant of two stock options to Mr. Tomasetta to purchase 600,000 and 1,200,000 shares, respectively. These options will become fully vested on the same date as the prior grants but have an exercise price of $7.27, the fair market value on October 2, 2001, the date of grant. Similar grants were made to other executive officers. The original fiscal 2000 and 2001 grants were not cancelled as doing so would have required that the new grants be subject to variable option accounting, which the Compensation Committee determined would not be in the best interests of the Company’s stockholders. Finally, the Compensation Committee approved a grant of stock options to purchase 120,000 shares at an exercise price of $7.27 per share to Mr. Tomasetta consistent with its practice of annual incentive grants. The Compensation Committee believes the grant of stock options to Mr. Tomasetta is a key component of his compensation and is an important means of ensuring that the Company’s Chief Executive Officer shares significantly in the success of the Company’s business with the Company’s other stockholders.

Submitted by the Fiscal 2002 Compensation Committee of the Company’s Board of Directors:

Pierre R. Lamond
Vincent Chan
Alex Daly

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company’s independent auditors, the performance of the Company’s internal audit function and compliance by the Company with legal and regulatory requirements. In December 2002 the Board adopted a new Audit Committee Charter, which is attached hereto as Appendix A. The members of the Committee have been determined to be independent pursuant to the National Association of Securities Dealers (“NASD”) listing standards.

The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee also reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above review and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board concurred in such recommendation.

Submitted by the Fiscal 2002 Audit Committee of the Company’s Board of Directors:

Pierre R. Lamond
James A. Cole
John C. Lewis

OTHER MATTERS

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of non-employee directors only. No interlocking relationship existed during fiscal 2002 between the Company’s executive officers or members of the Board and the executive officers or members of the board of directors or compensation committee of any other company. Pierre R. Lamond, who resigned as Chairman of the Board of the Company in December 2002, is a general partner of a venture capital firm that invested in the Company prior to its initial public offering in 1991.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of forms filed and any written representations from reporting persons that no annual forms were required, the Company believes that from October 1, 2001 to September 30, 2002, all SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities Exchange Act, except that Chris Gardner, Vice President and General Manager, failed to file a Form 4 report of one exempt transaction on a timely basis.

Other

The Company knows of no other matters to be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

Camarillo, California
December 18, 2002

Appendix A

VITESSE SEMICONDUCTOR CORPORATION
A Delaware corporation
(the “Company”)

Audit Committee Charter
Adopted December 17, 2002

Purpose

The Audit Committee is created by the Board of Directors of the Company to:

•	assist the Board in its oversight of

•	the integrity of the financial statements of the Company;

•	the qualifications, independence and performance of the Company’s independent auditors;

•	the performance of the Company’s internal audit function; and

•	compliance by the Company with legal and regulatory requirements; and

•	prepare the audit committee report that Securities and Exchange Commission rules require to be included in the Company’s annual proxy statement.

Membership

The Audit Committee shall consist of at least three members, comprised solely of independent directors meeting the independence and experience requirements of Nasdaq. The Nominating and Corporate Governance Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. Audit Committee members shall be appointed by the Board and may be removed by the Board at any time. The Board shall designate the Chairman of the Audit Committee.

Authority and Responsibilities

In addition to any other responsibilities which may be assigned from time to time by the Board, the Audit Committee is responsible for the following matters.

Independent Auditors

•
The Audit Committee has the sole authority to retain and terminate the independent auditors of the Company (subject, if applicable, to shareholder ratification), including sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors. The Audit Committee shall pre-approve each such non-audit service to be provided by the Company’s independent auditors. The Audit Committee may consult with management in the decision making process, but may not delegate this authority to management. The Audit Committee may, from time to time, delegate its authority to pre-approve non-audit services on a preliminary basis to one or more Audit Committee members, provided that such designees present any such approvals to the full Audit Committee at the next Audit Committee meeting.

•	The Audit Committee shall review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions and recommendations with respect to the independent auditors to the full Board on at least an annual basis. As part of such evaluation, at least annually, the Audit Committee shall:

•	obtain and review a report or reports from the Company’s independent auditors:

•	describing the independent auditors’ internal quality-control procedures;

•
describing any material issues raised by (i) the most recent internal quality-control review or peer review of the auditing firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and any steps taken to deal with any such issues;

•	describing all relationships between the independent auditors and the Company; and

•	assuring that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

•	review and evaluate the senior members of the independent auditor team(s), particularly the lead audit and reviewing partners;

•	consider whether the lead audit or reviewing partner should be rotated more frequently than is required by law, so as to assure continuing auditor independence;

•	consider whether the independent auditors should be rotated, so as to assure continuing auditor independence; and

•	obtain the opinion of management and the internal auditors of the independent auditors’ performance.

•	The Audit Committee shall establish policies for the Company’s hiring of current or former employees of the independent auditors.

Internal Auditors

•	At least annually, the Audit Committee shall evaluate the Company’s internal audit function and review the internal audit plan.

Financial Statements; Disclosure and Other Risk Management and Compliance Matters

•	The Audit Committee shall review with management, the internal auditors and the independent auditors, in separate meetings if the Audit Committee deems it appropriate:

•
the annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to the filing of the Company’s Form 10-K;

•
the quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to the filing of the Company’s Form 10-Q;

•
any analyses or other written communications prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	the critical accounting policies and practices of the Company;

•	related-party transactions and off-balance sheet transactions and structures;

•	any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

•	regulatory and accounting initiatives or actions applicable to the Company (including any SEC investigations or proceedings).

•
The Audit Committee shall review, in conjunction with management, the Company’s policies with respect to the Company’s earnings press releases and all financial information, such as earnings guidance, provided to analysts and rating agencies, including the types of information to be disclosed and the types of presentation to be made and paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information.

•	The Audit Committee or its Chairman may review any of the Company’s earnings press releases as the Audit Committee or the Chairman deems appropriate.

•
The Audit Committee shall, in conjunction with the CEO and CFO of the Company, review the Company’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

•
The Audit Committee shall review and discuss with the independent auditors any audit problems or difficulties and management’s response thereto, including those matters required to be discussed with the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61:

•	any restrictions on the scope of the independent auditors’ activities or access to requested information;

•	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

•	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

•	any management or internal control letter issued, or proposed to be issued, by the auditors; and

•	any significant disagreements between the Company’s management and the independent auditors.

•
The Audit Committee shall review the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management the Company’s major financial risk exposures and the steps that have been taken to monitor and control such exposures.

•	The Audit Committee shall establish procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

•	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

•	The Audit Committee shall prepare the audit committee report that Securities and Exchange Commission rules require to be included in the Company’s annual proxy statement.

Reporting to the Board

•
The Audit Committee shall report to the Board periodically. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, the performance of the internal audit function, compliance by the Company with legal and regulatory requirements and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board.

•	At least annually, the Audit Committee shall evaluate its own performance and report to the Board on such evaluation.

•	The Audit Committee shall periodically review and assess the adequacy of this charter and recommend any proposed changes to the Nominating and Corporate Governance Committee.

Procedures

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. The Chairman of the Audit Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter.

The Audit Committee shall meet separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditors.

The Audit Committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to meet with any members of, or advisors to, the Audit Committee.

The Audit Committee may delegate its authority to subcommittees or the Chairman of the Audit Committee when it deems appropriate and in the best interests of the Company.

Limitations Inherent in the Audit Committee’s Role

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditors. Furthermore, while the Audit Committee is responsible for reviewing the Company’s policies and practices with respect to risk assessment and management, it is the responsibility of the CEO and senior management to determine the appropriate level of the Company’s exposure to risk.

VITESSE SEMICONDUCTOR
CORPORATION
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

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DETACH HERE	ZVSCC1

☒ Please mark votes as in this example.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR NAMED BELOW AND A VOTE FOR PROPOSAL 2.

1.	To elect five directors of the Company to serve for the ensuing one year until the Company’s 2004 Annual Meeting of Stockholders and until their successors are elected.

Nominees:	(01) Vincent Chan, (02) James A. Cole, (03) Alex Daly, (04) John C. Lewis, (05) Louis R. Tomasetta

FOR  ☐            ☐  WITHHELD

☐
For all nominees except as noted above

2.	To ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending September 30, 2003.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If the signer is a partnership, please sign in partnership name by authorized person.

Signature:                                            Date:                               Signature:                                                Date:

DETACH HERE	ZVSCC

PROXY

VITESSE SEMICONDUCTOR CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 28, 2003

The undersigned stockholder of Vitesse Semiconductor Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, first mailed to stockholders on or about December 18, 2002, and hereby appoints Louis R. Tomasetta and Eugene F. Hovanec, and each of them, with full power of substitution, as Proxy or Proxies, to vote all shares of the Common Stock of the undersigned at the Annual Meeting of Stockholders of Vitesse Semiconductor Corporation to be held on January 28, 2003, and at any adjournments thereof, upon the proposals set forth on this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE